UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2023

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA		02021
(Address of principal executive offices)		(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ORGO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our 2023 Annual Meeting of Stockholders on June 13, 2023, at which three proposals were submitted to, and approved by, our stockholders. The holders of 101,816,504 shares of our Class A common stock were present or represented by proxy at the meeting. The proposals are described in detail in our definitive proxy statement for the 2023 Annual Meeting filed with the Securities and Exchange Commission on May 1, 2023. The final results for the votes for each proposal are set forth below.

At the annual meeting, each of Alan A. Ades, Robert Ades, Michael J. Driscoll, Prathyusha Duraibabu, David Erani, Jon Giacomin, Gary S. Gillheeney, Sr., Michele Korfin, Arthur S. Leibowitz, Glenn H. Nussdorf and Gilberto Quintero was elected as a Director of the Company, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The votes cast in the election of the directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alan A. Ades	61,627,518	3,823,463	36,365,523
Robert Ades	61,626,993	3,823,988	36,365,523
Michael J. Driscoll	62,439,161	3,011,820	36,365,523
Prathyusha Duraibabu	63,265,527	2,185,454	36,365,523
David Erani	61,703,819	3,747,162	36,365,523
Jon Giacomin	47,474,289	17,976,692	36,365,523
Gary S. Gillheeney, Sr.	64,607,644	843,337	36,365,523
Michele Korfin	65,067,741	383,240	36,365,523
Arthur S. Leibowitz	45,170,021	20,280,960	36,365,523
Glenn H. Nussdorf	42,138,802	23,312,179	36,365,523
Gilberto Quintero	64,990,594	460,387	36,365,523

At the annual meeting, our stockholders also approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation paid to the Company’s named executive officers.	51,710,250	13,676,178	64,553	36,365,523

At the annual meeting, our stockholders also approved the proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2023. The votes cast on this proposal were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2023	101,491,715	238,798	85,991	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Lori Freedman
Name:	Lori Freedman
Title:	Chief Administrative and Legal Officer

Date: June 16, 2023